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                                                                    EXHIBIT 23.3

                CONSENT OF SPECIAL COUNSEL FOR KOPIN CORPORATION

     We consent to the reference to our firm under the caption "Experts" contained in the Registration Statement on Form S-3 of Kopin Corporation and the Prospectus forming a part thereof.


                                    Hamilton Brook, Smith & Reynolds, P.C.


                                    By:  /s/  David E. Brook
                                         -------------------
                                    David E. Brook

Dated:  September 20, 1999